OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Small Cap Value Fund
(each a "Fund")

Supplement to the Funds'
Prospectuses and Statement of Additional Information
dated July 29, 2005

Optimum Fixed Income Fund

The following supplements the information about Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments) included in the Fund's prospectuses and statement of additional information:

Aberdeen Asset Management PLC ("Aberdeen") has entered into a Sale and Purchase Agreement with Deutsche AG ("Deutsche"), the ultimate parent of DIMA Inc., to purchase certain of Deutsche's United Kingdom and Philadelphia-based asset management businesses and assets (the "Acquisition"), including the fixed income unit within DIMA Inc. ("Fixed Income Group") currently responsible for sub-advising a portion of the Fund's assets. The Acquisition is currently anticipated to close on or about November 30, 2005. Upon the closing of the Acquisition, the current sub-advisory contract between Delaware Management Company ("DMC"), the Fund's investment manager, and DIMA Inc. will terminate and it is expected that the portfolio managers and other key employees of the Fixed Income Group currently responsible for sub-advising a portion of the Fund will become employees of Aberdeen Asset Management Inc. ("AAMI"), a subsidiary of Aberdeen. Therefore, in order for the current DIMA Inc. portfolio managers to continue to provide sub-advisory services to its allocated portion of the Fund after the Acquisition, the Board of Trustees of the of the Optimum Fund Trust has approved the appointment of AAMI as a sub-adviser to the Fund, subject to the approval of shareholders. The Board has also approved a new sub-advisory contract between DMC and AAMI, and the submission of the new contract to the shareholders of the Fund at a special meeting of shareholders currently scheduled for November 17, 2005. It is currently anticipated that AAMI will replace DIMA Inc. and begin sub-advising its portion of the Fund's assets upon the date of the closing of the Acquisition.

Optimum International Fund

Marsico Capital Management, LLC ("Marsico") will cease acting as a sub-adviser to the Optimum International Fund and will be replaced by Alliance Capital Management L.P. ("AllianceBernstein") on or about September 29, 2005 pursuant to an interim sub-advisory contract between Delaware Management Company ("DMC"), the Fund's investment manager, and AllianceBernstein, approved by the Board of Trustees of the Fund. Under the terms of the interim sub-advisory contract, AllianceBernstein has agreed to provide sub-advisory services at no cost. During the period that AllianceBernstein is providing its services to the Fund under the interim sub-advisory contract, DMC intends on waiving a portion of its management fee on the Fund equal to the amount that would have been paid to Marsico for sub-advising the Fund under the prior sub-advisory agreement between DMC and Marsico. The Board of Trustees of the Optimum Fund Trust has also approved a new sub-advisory contract between DMC and AllianceBernstein, and the submission of the new contract to shareholders of the Fund at a special meeting of shareholders currently scheduled for November 17, 2005. It should also be noted that Marsico will continue to serve as one of two sub-advisers to the Optimum Large Cap Growth Fund.

In connection with AllianceBernstein's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled "Profile: Optimum International Fund - What are the Fund's main investment strategies?":

What are the Fund's main investment strategies?

The Fund invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Fund does not limit its investments to issuers within a specific market capitalization range.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Mondrian Investment Partners Limited ("Mondrian") and Alliance Capital Management L.P. ("AllianceBernstein") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Mondrian uses a value-oriented approach that emphasizes individual stock selection. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term capital growth and income. The center of the research effort is a value-oriented dividend discount methodology for individual securities and market analysis that isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In deciding to buy or sell an investment, Mondrian also considers movement in the price of individual securities and the impact of currency adjustments on a US domiciled, dollar-based investor.

In managing its portion of the Fund's assets, AllianceBernstein starts from a broad universe of companies outside the U.S. in the developed and emerging markets. AllianceBernstein screens this universe with a proprietary quantitative return model to identify the companies that it believes have the most attractive valuation and success attributes. AllianceBernstein reviews the model daily and subjects the most attractively ranked stocks to extensive fundamental research by its company and industry analysts. AllianceBernstein analysts conduct in-depth research of the companies and industries and derive detailed forecasts of earnings, balance sheet strength and cash flows for the next three to five years. Each analyst's assumptions and conclusions are challenged in an intense research review process to ensure that they are consistent, insightful and robust. Once the group has identified the stocks with high quality expected returns and attractive business prospects, AllianceBernstein's Global Value Investment Policy Group selects stocks for the portfolio.

AllianceBernstein re-ranks all the stocks in their investment universe daily to systematically reflect changes in expected returns. Companies generally become sell candidates when they fall to the median ranking in this model, if not sooner. This disciplined sell process allows AllianceBernstein to continually reinvest in their best investment ideas. The portfolio is reviewed using AllianceBernstein's propriety risk tools to attempt to ensure that the levels and types of risk taken are consistent with the investment opportunity. All fundamental and quantitative research used in the management of the portfolio is performed internally by AllianceBernstein.

In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be charged without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled "Who manages the Funds? - International Fund":

International Fund
Mondrian Investment Partners Limited ("Mondrian"), located at 80 Cheapside, 3rd Floor, London, England EC2V 6EE, has been in the global asset management business since 1990. As of March 31, 2005, Mondrian had over $32 billion in assets under management. Mondrian has held its Fund responsibilities since the Fund's inception.

Fiona A. Barwick, Emma Lewis and Hugh Serjeant are primarily responsible for the day-to-day management of Mondrian's share of the Fund's assets. Ms. Barwick is a Director of Regional Research and has been with Mondrian since 1993. Ms. Lewis is a Senior Portfolio Manager and has been with Mondrian since 1995. Mr. Serjeant is a Director of Regional Research and has been with Mondrian since 1995. They have held their Fund responsibilities since the Fund's inception.

Alliance Capital Management LP ("AllianceBernstein"), located at 1345 Avenue of the Americas, New York, New York 10105, has been in the asset management business since 1962.  AllianceBernstein is a leading global investment management and research firm that provides investment management services to many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide and, as of June 30, 2005, had approximately $515 billion in assets under management. AllianceBernstein has held its Fund responsibilities since September 2005.

The management of and investment decisions for AllianceBernstein's share of the Fund's assets are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein's large internal research staff. No one person is principally responsible for making recommendations for AllianceBernstein's portion of the Fund. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of AllianceBernstein's share of the Fund's assets are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria.  Ms. Fay is CIO-Global Value Equities, Chairman of the Global Value Investment Policy Group and has been with AllianceBernstein since 1990.  Mr. Simms is Co-CIO-International Value Equities, Director of Research-Global and International Value Equities and has been with the firm since 1992.  Mr. D'Auria is Co-CIO International Value Equities, Co-CIO Emerging Markets Value Equities and has been with AllianceBernstein since 1991. Mr. Martini is Chief International Economist, Head of Quantitative and Currency Strategies-Value Equities and has been with AllianceBernstein since 1985. This team has held its Fund responsibilities since September 2005.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled "Appendix: Sub-advisers' past performance - International Fund, Marsico Capital Management, LLC":
Alliance Capital Management L.P.
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
AllianceBernstein International Value Institutional Composite	22.39%	19.47%	9.01%	--	8.63%	9/30/99
Morgan Stanley Capital International EAFE Index	15.06%	11.64%	-1.15%	--	1.80%	--

The performance of this Composite includes the performance of accounts with substantially similar investment objectives, policies and strategies to those of the Optimum International Fund. The performance of this Composite has been calculated in accordance with AIMR standards and net of a model investment advisory fee equal to the highest fee that could have been charged to any account in the Composite. The performance of the accounts in this Composite has been calculated in accordance with the requirements of the SEC.

Optimum Small Cap Value Fund

The Board of Trustees of the Optimum Fund Trust has approved the appointment of The Killen Group, Inc. ("Killen") as an additional sub-adviser to the Fund and has approved a new sub-advisory contract between Delaware Management Company, the Fund's investment manager, and Killen. The Board has also approved the submission of the new sub-advisory contract to shareholders of the Fund at a special meeting of shareholders currently scheduled for November 17, 2005. It is currently anticipated that Killen will begin serving as a sub-adviser to a portion of the Fund's assets shortly after shareholder approval of its sub-advisory contract. Killen will sub-advise the Fund along with the Fund's two existing sub-advisers, Hotchkis and Wiley Capital Management, LLC and the Delafield Asset Management Division of Reich & Tang Asset Management, LLC.

This Supplement is dated September 23, 2005.